UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2026

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ARTELLIGENCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	333-141907	84-2340972
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8735 Dunwoody Place, Suite 6, Atlanta, GA. 30350

(Address of Principal Executive Offices) (Zip Code)

(404) 506-5716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 — Regulation FD Disclosure

ARtelligence Holdings, Inc. (the “Company”) is providing this update to keep shareholders informed regarding the status of its ongoing audit and review engagements, that cover 2023 through the third quarter of 2025, with its independent registered public accounting firm, FM Financial Services LLC.

To be as contemporary as possible, ARtelligence has requested that FM Financial Services LLC currently conduct the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2024, and the PCAOB‑required review of the Company’s unaudited financial statements for the quarter ended September 30, 2025.

The timing of completion for these engagements will be determined solely by the auditor in accordance with applicable PCAOB auditing and review standards. The Company emphasizes that management will not, and cannot, attempt to pressure, influence, or otherwise interfere with the auditor’s work, conclusions, or timeline. ARtelligence is committed to maintaining full compliance with SEC and PCAOB requirements, including the independence of its external auditor. The auditor will complete its procedures based entirely on its professional judgment. The Company continues to cooperate fully with FM Financial Services LLC and is providing all requested information and documentation promptly. Once the auditor completes its work, the Company intends to file the corresponding Form 10‑K for 2024 and Form 10‑Q for the quarter ended September 30, 2025, as soon as practicable.

ARtelligence remains focused on transparency, regulatory compliance, and long‑term value creation for its shareholders. The Company will provide additional updates as appropriate.

This information is being furnished under Item 7.01 of Form 8‑K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARtelligence Holdings, Inc.

Date: February 20, 2026	By	/s/ Timothy A. Holly
Name: Timothy A. Holly Title: Chairman/Chief Executive Officer

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